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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 28, 2007



                            FMS Financial Corporation
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             (Exact name of registrant as specified in its charter)


          New Jersey                      0-17353               22-2916440
(State or other jurisdiction          (Commission File         (IRS Employer
       of incorporation)                  Number)            Identification No.)


3 Sunset Road, Burlington, New Jersey                              08016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (609) 386-2400


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                            FMS FINANCIAL CORPORATION

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01  OTHER EVENTS
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     On June 28, 2007, the Registrant issued a press release  announcing that at its annual meeting of stockholders held on June 28, 2007, stockholders approved and adopted the Agreement and Plan of Merger with Beneficial Mutual Bancorp, Inc., the holding company for Beneficial Mutual Savings Bank. The Registrant also announced that it expected that the merger would be completed in mid-July. A copy of the press release dated June 28, 2007 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
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     (c) Exhibits. The following exhibits are furnished with this report.

     Exhibit 99 - Press Release dated June 28, 2007


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FMS FINANCIAL CORPORATION


Date: June 28, 2007                    By: /s/ Craig W. Yates
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                                           Craig W. Yates
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)